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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 of 15(d) of
                      The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)            July 31, 1995
                                                   ---------------------------

                   Medical Imaging Centers of America, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California                    0-12787                95-3643045
  ----------------------------        ------------        -------------------
  (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)



 9444 Farnham Street, Suite 100, San Diego, California            92123
-------------------------------------------------------  ---------------------
      (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code         (619) 560-0110
                                                     -------------------------


                                Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 2.  Acquisition or Disposition of Assets.

                 On July 31, 1995, Medical Imaging Centers of America, Inc., through its wholly-owned subsidiary MICA Imaging, Inc. ("MICA" or "the Company"), sold the assets (exclusive of accounts receivable) of its ultrasound and nuclear medicine division based in Chicago, Illinois (the "Division") to Specialized Imaging Services, Inc. ("SIS"), an Illinois corporation and a wholly-owned subsidiary of Diagnostic Health Services, Inc. ("DHS"), a Delaware corporation primarily engaged in ultrasound and nuclear imaging services. The assets of the Division were sold for cash of $3.7 million and the assumption of certain liabilities totaling $5 million. The sale of assets consists primarily of ultrasound and nuclear medicine equipment.

                 Management estimates that the sale of the assets will result in a net gain of approximately $3.5 million to the Company after an accrual for alternative minimum taxes due as a result of the sale.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  N/A

         (b)      Pro Forma Consolidated Financial Information.

                  Pro Forma Consolidated Financial Statements.

         (c)      Exhibits.

                  2.0 Agreement dated as of July 31, 1995 between MICA Imaging, Inc. and Specialized Imaging Services, Inc. and its partners.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MEDICAL IMAGING CENTERS OF AMERICA, INC.


                                     By:    /s/ Denise L. Sunseri
                                         ---------------------------
                                         Denise L. Sunseri
                                         Chief Financial Officer


Date:  August 11, 1995


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                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

GENERAL DISCUSSION

         On July 31, 1995, Medical Imaging Centers of America, Inc., through its wholly-owned subsidiary MICA Imaging, Inc. ("MICA"), sold the assets (exlusive of accounts receivable) of its ultrasound and nuclear medicine division based in Chicago, Illinois (the "Division") to Specialized Imaging Services, Inc. ("SIS"), an Illinois corporation and a wholly-owned subsidiary of Diagnostic Health Services, Inc. ("DHS"), a Delaware corporation primarily engaged in ultrasound and nuclear imaging services. The assets of the Division were sold for cash of $3.7 million and the assumption of certain liabilities totaling $5 million. The sale of assets consists primarily of ultrasound and nuclear medicine equipment.

PRO FORMA CONSOLIDATED BALANCE SHEETS

         The following pro forma consolidated balance sheets reflect the sale of the assets by MICA to SIS at July 31, 1995 as if the transaction had taken place on June 30, 1995. The assets were sold for cash of $3.7 million and the assumption of certain liabilities totaling $5 million. In the opinion of management, all adjustments necessary to state fairly such pro forma data have been made.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Year ended December 31, 1994 and six months ended June 30, 1995:

         The pro forma consolidated statements of operations reflect the sale of assets by MICA to SIS as if the transaction had taken place on January 1, 1994. In the opinion of management, all adjustments necessary to state fairly such pro forma data have been made.


THE PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS ARE NOT INDICATIVE OF WHAT THE ACTUAL RESULTS OF OPERATIONS WOULD HAVE BEEN FOR THE PERIODS HAD THE TRANSACTIONS OCCURRED AT THE DATE INDICATED AND DO NOT PURPORT TO INDICATE THE RESULTS OF FUTURE OPERATIONS.


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



                    MEDICAL IMAGING CENTERS OF AMERICA, INC.

                         INDEX TO FINANCIAL STATEMENTS



                                                                            Page
                                                                            ----
Pro Forma Consolidated Financial Information

         Pro Forma Consolidated Balance Sheets                              F-1
         Pro Forma Consolidated Statements
             of Operations                                                  F-2
         Notes to Pro Forma Consolidated
             Financial Statements                                           F-4



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
                     PRO FORMA CONSOLIDATED BALANCE SHEETS

                                  (UNAUDITED)

                                 (IN THOUSANDS)


                                                                                As Reported       Pro forma       Pro forma
                                                                               June 30, 1995     Adjustments     As Adjusted
                                                                               -------------     -----------     -----------
ASSETS:
Current assets:
  Cash and cash equivalents (includes restricted cash of $654 in
     1995 and $832 in 1994)                                                         $ 6,573        $3,746 (a)      $10,319
  Trade and notes receivable, net of allowance for doubtful accounts
     of $5,164 in 1995 and $5,554 in 1994                                             8,962                          8,962
  Prepaid expenses and other current assets                                             963                            963
  Net assets sold (July 1995)                                                            73           (73)(b)            0
                                                                                    -------        ------          -------
    Total current assets                                                             16,571         3,673           20,244

Equipment and leasehold improvements, net of accumulated
    depreciation and amortization of $29,394 in 1995 and
    $28,962 in 1994                                                                  21,293                         21,293
Equipment held for sale, net of accumulated depreciation
    of $1,326 in 1995 and $1,137 in 1994                                                300                            300
Investment in and advances to unconsolidated entities, net of allowance
   for doubtful accounts of $1,788 in 1995 and 1994                                   1,800                          1,800
Intangible assets, net of accumulated amortization of
    $1,889 in 1995 and $1,606 in 1994                                                   985                            985
Other assets                                                                          1,224                          1,224
                                                                                    -------        ------          -------
                                                                                    $42,173        $3,673          $45,846
                                                                                    =======        ======          =======
LIABILITIES AND SHAREHOLDERS' EQUITY (NET CAPITAL DEFICIENCY):
Current liabilities:
  Current portion long-term debt and capital lease obligations                      $10,129                        $10,129
  Current portion convertible subordinated debt                                       2,800                          2,800
  Accounts payable                                                                    2,223                          2,223
  Accrued payroll and related taxes                                                     973                            973
  Other accrued liabilities                                                           2,272           100 (c)        2,372
                                                                                    -------        ------          -------
    Total current liabilities                                                        18,397           100           18,497

Long-term debt and capital lease obligations                                         18,469                         18,469
Minority interest in consolidated partnerships                                        1,230                          1,230
Convertible subordinated debt                                                         5,400                          5,400
Commitments
Shareholders' Equity (Net Capital Deficiency):
  Preferred stock, no par value, 5,000,000 shares authorized;
      Series B preferred shares, no par value, 300,000 shares
      authorized, no shares issued or outstanding                                       ---                            ---
  Common stock, no par value, 30,000,000 shares authorized;
    12,210,893 and 12,133,227 shares issued and outstanding at
    June 30, 1995 and December 31, 1994, respectively                                54,535                         54,535

  Accumulated deficit                                                               (55,858)        3,573 (d)      (52,285)
                                                                                    -------        ------          -------
      Total Liabilities and Shareholders' Equity (Net Capital Deficiency)            (1,323)        3,573            2,250
                                                                                    -------        ------          -------
                                                                                    $42,173        $3,673          $45,846
                                                                                    =======        ======          =======

     See accompanying notes to Pro Forma Consolidated Financial Statements.


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
               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS(1)

                                  (UNAUDITED)

                  (IN THOUSANDS EXCEPT PER SHARE INFORMATION)

                                                                        Twelve Months ending December 31, 1994
                                                               --------------------------------------------------------
                                                                  As Reported          Proforma              Proforma
                                                               December 31, 1994      Adjustments           As Adjusted
                                                               -----------------      -----------           -----------
REVENUES:
Medical services                                                    $55,440             $(5,608)(e)           $49,832
Equipment and medical suite sales                                     1,866                                     1,866
                                                                    -------             -------               -------
    Total revenues                                                   57,306              (5,608)               51,698

COSTS AND EXPENSES:
Costs of medical services                                            34,825              (3,659)(f)            31,166
Costs of equipment and medical suite sales                            1,749                                     1,749
Marketing, general and administrative                                 5,761                                     5,761
Depreciation and amortization of equipment
    and leasehold improvements                                       12,221              (1,031)(f)            11,190
Amortization of intangibles and deferred costs                          501                                       501
Equity in net income of unconsolidated entities                        (708)                                     (708)
Interest expense                                                      5,123                (198)(f)             4,925
Interest income                                                        (454)                                     (454)
                                                                    -------             -------               -------
    Total costs and expenses                                         59,018              (4,888)               54,130
                                                                    -------             -------               -------
Loss before minority interest                                        (1,712)                                   (2,432)
Minority interest in net income of
  consolidated partnerships                                             (98)                                      (98)
                                                                    -------                                   -------
Loss before extraordinary gain                                       (1,810)                                   (2,530)


Extraordinary gain                                                    1,316                                     1,316
                                                                    -------                                   -------
Net loss                                                            $  (494)                                  $(1,214)
                                                                    =======                                   =======
NET INCOME (LOSS) PER COMMON SHARE:
Loss from continuing operations                                     $  (.15)                                  $  (.21)
                                                                    =======                                   =======
Extraordinary gain                                                  $   .11                                   $   .11
                                                                    =======                                   =======
Net loss                                                            $  (.04)                                  $  (.10)
                                                                    =======                                   =======
Shares used in per share amounts                                     12,129                                    12,129
                                                                    =======                                   =======

-------------
(1) The above pro forma consolidated statement of operations does not include the estimated $3.5 million gain from the sale of assets.



     See accompanying Notes to Pro Forma Consolidated Financial Statements.


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               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS(1)

                                  (UNAUDITED)

                  (IN THOUSANDS EXCEPT PER SHARE INFORMATION)



                                                                     Six Months ending June 30, 1995
                                                          ---------------------------------------------------
                                                           As Reported         Pro forma           Pro forma
                                                          June 30, 1995       Adjustments         As Adjusted
                                                          -------------       -----------         -----------
REVENUES:
Medical services                                             $23,773            $(2,718)(e)         $21,055
Equipment and medical suite sales                              2,272                                  2,272
                                                             -------            -------             -------
    Total revenues                                            26,045             (2,718)             23,327

COSTS AND EXPENSES:
Costs of medical services                                     14,956             (1,813)(f)          13,143
Costs of equipment and medical suite sales                     1,773                                  1,773
Marketing, general and administrative                          1,493                                  1,493
Depreciation and amortization of equipment
    and leasehold improvements                                 5,131               (455)(f)           4,676
Amortization of intangibles and deferred costs                   307                                    307
Equity in net income of unconsolidated entities                 (355)                                  (355)
Interest expense                                               1,732                (67)(f)           1,665
Interest income                                                 (260)                                  (260)
                                                             -------            -------             -------

    Total costs and expenses                                  24,777            $(2,335)             22,442
                                                             -------            -------             -------
Income before minority interest                                1,268                                    885
Minority interest in net loss of
  consolidated partnerships                                      207                                    207
                                                             -------                                -------
Net income                                                   $ 1,475                                $ 1,092
                                                             =======                                =======

NET INCOME PER COMMON SHARE:
Net income                                                   $   .11                                $   .08
                                                             =======                                =======

Shares used in per share amounts                              12,705                                 12,705
                                                             =======                                =======

-------------
(1) The above pro forma consolidated statement of operations does not include the estimated $3.5 million gain from the sale of assets.


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

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)
                                 (In thousands)


1.       HISTORICAL

                 The historical balances represent the financial position and results of operations for MICA and were derived from the respective financial statements for the indicated period.

2.       PRO FORMA

                 On July 31, 1995, MICA sold the assets of its ultrasound and nuclear medicine division for cash of $3.7 million and the assumption of certain liabilities totaling $5 million.

                 The unaudited pro forma consolidated balance sheets have been prepared to reflect the sale of the assets as if it had occurred on June 30, 1995. The unaudited pro forma consolidated statements of operations have been prepared to reflect the sale of the assets as if it occurred on January 1, 1994. The following pro forma adjustments are reflected in the unaudited pro forma consolidated financial statements.

                 PRO FORMA CONSOLIDATED BALANCE SHEETS

                 (a)      Receipt of cash of $3,746 for the sale of assets.

                 (b) Elimination of net assets sold (net equipment of $1,179 less liabilities assumed of $1,106).

                 (c) Accrual of $100 income tax provision based on estimate of alternative minimum taxes due as a result of the sale.

                 (d) Record of gain from the sale of assets of $3,573 (cash proceeds of $3,746 less net assets sold of $73 less income tax accrual of $100).

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                 (e) Elimination of Medical Services Revenues for the Division for the six months ended June 30, 1995 and the year ended December 31, 1994.

                 (f) Elimination of Costs and Expenses for the Division for the six months ended June 30, 1995 and the year ended December 31, 1994.


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